Investor Presentation December 2025

This presentation contains forward-looking statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward- looking statements are subject to various risks and uncertainties that may impact our financial condition, results of operations, cash flows, business, associates, and residents, including, among others, risks inherent to the single-family rental industry and our business model, macroeconomic factors beyond our control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association (“HOA”) fees and insurance costs, poor resident selection and defaults and non-renewals by our residents, our dependence on third parties for key services, risks related to the evaluation of properties, performance of our information technology systems, development and use of artificial intelligence, risks related to our indebtedness, risks related to the potential negative impact of fluctuating global and United States economic conditions (including inflation and imposition or increase of tariffs and trade restrictions by the United States and foreign countries), uncertainty in financial markets (including as a result of events affecting financial institutions), geopolitical tensions, natural disasters, climate change, and public health crises. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), as such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation, in the Annual Report, and in our other periodic filings. The forward-looking statements speak only as of the date of this presentation, and we expressly disclaim any obligation or undertaking to publicly update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 1

Why invest in INVH?

POWER OF OUR PLATFORM

Unmatched scale & density
Proprietary technology
Optimization
Centralization



DIVERSITY OF OUR GROWTH CHANNELS

Accretive acquisitions
Strategic partnerships
Construction lending
Third party management



PREMIER CUSTOMER EXPERIENCE

Resident satisfaction
Customer centricity
Value-add services
Genuine CARE™



invitation homes
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Oct-Nov 2025 Same Store Leasing Stats 3 Same Store Oct-Nov 2024 Oct-Nov 2025 Average Occupancy 96.8% 95.9% Renewal Rental Rate Growth 3.8% 4.3% New Leases Rental Rate Growth -1.9% -3.5% Blended Rental Rate Growth 2.1% 2.1% Our Oct-Nov 2025 SS renewal rent growth accelerated 50 bps YoY, while blends remained steady

4 Overview

Why now: The case for single-family rental

DEMOGRAPHICS DRIVE LONG-TERM DEMAND

Millennials and Gen Z fueling household formation for the next decade



CHEAPER TO LEASE THAN OWN

Average monthly savings of ~$900/month vs. ownership in our markets



FRAGMENTED MARKET= CONSOLIDATION OPPORTUNITY

~93% of SFR homes owned by small operators – ripe for professionalization



IMPROVING SUPPLY TRENDS

Nationwide housing shortage, new BTR deliveries declining, and infill locations remain irreplaceable invitation homes

Structural demand, improving supply, and fragmentation create opportunity

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High-growth locations Percent of 3Q25 revenue Seattle 6% Minn. 1% Denver 4% Dallas 4% Phoenix 9% Atlanta 13% Tampa 11% Southern California 11% Las Vegas 4% South Florida 12% Northern California 5% Carolinas 6% Jax. 2% Orlando 8%Hou. 2% Chicago 2% Primarily infill locations in high-growth markets for long-term performance 6

7 Sector-leading scale & density Pod 1 4,641 Homes Pod 2 4,427 Homes Pod 3 4,847 Homes Pod 4 4,783 Homes Home counts as of 9/30/2025 A T L A N T A Scale and density drive cost efficiency, pricing power, and margin expansion 7

-5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 New Home Price Premium vs. Resale (12-month average) Aug-25 = -0.2% 8 Auction purchases MLS purchases New home pricing more attractive Construction lending Homebuilder forward purchasing Resale home pricing more attractive Homebuilder Inventory Multiple acquisition channels *Historical average: Jan-68 through Aug-25 Note: Data between January 2020 and March 2024 have been re-calculated to include additional data and revisions due to new price groupings from Census. Sources: NAR; U.S. Census Bureau John Burns Research and Consulting, LLC (Data: May-25, Pub: Sep-25) Historical average: 16.1%*

Superior NOI growth since our 2017 IPO 9 +60.7% +50.0% +36.7% +19.4% Invitation Homes AMH National Multifamily Coastal Multifamily Cumulative Same Store NOI Growth (2017-2024) National Multifamily represents simple average of CPT, MAA, and UDR; Coastal Multifamily represents simple average of AVB, EQR, and ESS; data, including non-GAAP measures, is from public filings; there can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other companies, including those mentioned above Our outperformance underscores our strategy and disciplined execution

The best awards come from our customers

RESIDENT SATISFACTION

~40 MONTHS	97.0%	>78%	4.74 / 5.0	4.09 / 5.0
YTD Same Store avg resident tenure	YTD Same Store avg occupancy rate	YTD Same Store avg renewal rate	Average stars on post-maintenance surveys	Cumulative all-time Google / Yelp rating

AWARDS & ACCOLADES

Best Company for Diversity; Best Company for Women; Best Company Culture; Best CEOs for Diversity; Best Company Career Growth; Best Company Leadership; Best Company Compensation; Best Company Work-Life Balance; Best CEOs for Women; Best Company Outlook; Fairygodboss Best Company 2023; BBB A+ Rating

Nareit — Real estate working for you.
National Rental Home Council
The Real Estate Roundtable
JCHS — Joint Center for Housing Studies of Harvard University

Figures as of 9/30/2025

invitation homes

Resident satisfaction drives renewals, lowers turnover, and strengthens returns

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11The INVH Advantage

We provide a differentiated maintenance experience We offer a unique package of value-add services 12 Attract Convert Move outRetain Renew Customer explores & finds their perfect home Customer chooses their home & applies Customer leaves home Customer enjoys their home and the easy “Leasing Lifestyle” Customer decides whether to stay An overview of the customer journey — and what makes our approach great for customers and investors We price intelligently We offer lease term flexibility

Public rental listing data Proprietary pricing / comp model Our pricing model combines analytics with local market expertise S T E P 1 : Use advanced analytics to understand market value Estimated market clearing price S T E P 2 : Persistently analyze demand to guide price changes Demand signals Central / local feedback Updated price 13This allows us to price accurately and maximize revenue opportunities

14Reduces operational strain and enhances customer experience Dynamic lease terms can shape the expiration curve and offer more flexibility and transparency for residents 0% 5% 10% 15% 20% 25% 30% 1Q 2Q 3Q 4Q L E A S E E X P I R A T I O N S 2024 2025 Ideal

Bundled Internet Smart Home Air Filter Delivery And many more 15 We offer much more than just a home $23 $31 $41 $50 $67 $80 $0 $20 $40 $60 $80 $100 2020 2021 2022 2023 2024 2025E Gross Value-Add Services Revenues ($M) Same Store value-add revenues on a gross basis as reported for the respective time period "The smart home features at my residence are a great feature and have been very useful. The Internet package for my area is spot on.” –Hannah P., Orlando

16We leverage our scale to provide an enhanced leasing experience Maintenance isn’t just a service – it’s a loyalty strategy 24/7 self-service Institutional customer experience Multilingual & accessible Intelligent work order management Scalable Data-driven

We are modernizing our service model

ELIMINATE NON-ESSENTIAL ACTIVITIES

- Discontinue low value tasks
- Review job guides



AUTOMATE THROUGH TECH-ENABLED WORKFLOW & AI

- Reduce manual effort
- Implement AI-driven solutions



ENABLE STAKEHOLDER SELF-SERVICE

- Shift responsibilities
- Utilize user-friendly technology



CENTRALIZE OR OUTSOURCE FOR EFFICIENCY

- Reassign work to optimized channel
- Maximize efficiency



These are avenues of efficiency and areas of opportunity, leading to an evaluation of market roles

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18 ~300 bps Average margin expansion for 3PM owners from being added to INVH platform 35+ Institutional sub-scale operators of SFR (<10,000 homes each) 125,000+ Homes managed by sub-scale operators ~$0.01 Accretion for every 3K homes added • 24,000+ homes managed today • Enhances INVH efficiencies • Creates a pipeline of future acquisition opportunities • ~$85M FY 2025E revenue Our JV & 3PM platform is best-in-class engine for capital-light earnings growth

Our balance sheet is well-positioned to support growth  5.2x Net Debt / TTM Adj. EBITDA  $1.9B of liquidity (cash + revolver capacity)  No debt maturing before June 2027  90% of real estate is unencumbered  95% of debt fixed or swapped to fixed rate  Diverse debt sources, including public bonds, banks, non-bank lenders, private placements, securitizations, and GSEs Fortress Balance Sheet Metrics 9/30/2019 9/30/2025 Long-term Targets Net Debt / TTM Adj. EBITDAre 8.5x 5.2x 5.5x – 6.0x Secured Debt / Gross RE Assets 24.9% 6.2% < 10% Unencumbered Assets / Gross RE Assets 59.2% 91.6% > 90% Credit Rating (Moody’s / S&P / Fitch) - / - / - Baa2 / BBB / BBB+ $988 $400 $750 $1,750 $1,175 $650 $600 $950 $400 $500 $150 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Secured Debt Maturities ($M) Unsecured Debt Maturities ($M) Figures as of 9/30/2025 unless otherwise shown 19Our strong balance sheet gives us the capacity and flexibility to pursue opportunistic growth Current Versus Long-Term Targets

NOI benefit of revenue management strategy

	OCCUPANCY		COLLECTIONS	RENT GROWTH	
DRIVERS	1 day to re-resident (~6 bps occupancy)	50 bps turnover rate (~6 bps occupancy)	5 bps bad debt expense	10 bps new lease rent growth	10 bps renewal rent growth
Approx. full year NOI impact	**$1.5M**	**$2.4M**	**$1.1M**	**$0.5M**	**$1.25M**

invitation homes

Our revenue management strategy seeks to optimize NOI

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Incremental three-year value creation roadmap 21 ACTIVITY INCREMENTAL AFFO PER SHARE BY 2028 Value-Add Services +$0.04 to $0.05 Process Optimizations +$0.02 to $0.03 Field Centralization +$0.01 to $0.02 Customer Solutions +$0.02 Construction Lending +$0.03 to $0.04 3PM +$0.02 to $0.04 +$0.14 to $0.20 $0.14 to $0.20 of incremental AFFO per share growth by 2028, on top of baseline growth As presented at our December 2025 Investor Day; please see investor day deck for further details and disclosures

22 External Growth

Our external growth strategies Acquisition of scattered-site new construction from builders Homebuilder partnerships and BTR-community forward purchases Construction lending for BTR developers 23 Future development opportunities 1 2 3 4

75+ Owned / managed communities 8,000+ Owned / managed homes in communities 1,000+ Homes for future deliveries 7%+ Percentage of total owned / managed homes 24 Community count by market# Our scattered site scale enhances our BTR operations 1 2 3 1 7 6 5 1 6 84 5 6 2 18 1We have expanded our operating model to include BTR communities

2We are buying homebuilder inventory at attractive prices ~10 homebuilders 10+ active markets 19,000 underwritten 6,000 homes offered 160,000+ homes received 525+ homes acquired 2025 YTD Pipeline Plug and play with INVH scattered site operating model 25

 Support new housing supply  Strengthen developer relationships  Gain influence over design, location, and delivery  Strategic inventory access  Build pipeline of high-quality, purpose-built homes  Step in where traditional lenders are retreating  Attractive risk-adjusted returns  Higher single-digit yield on cost  Scalable opportunity with disciplined capital deployment Strategic rationale Business advantage Financial impact 26 3Construction lending builds new partnerships and a future pipeline

We are exploring opportunities to add construction capabilities to our platform 4 27 Our targeted development approach provides for: Optionality Flexibility A capital light means of growth • We seek to bring further optionality to our multi-channel BTR strategy and provide better control over product, pipeline, and execution in the long-run • We expect to begin with a capital-light approach that minimizes balance sheet commitments and emphasizes fee-generating opportunities

28Fundamentals

Millennials & Gen Z fuel long-term demand for single-family rentals 29Over 13k people expected to turn age 35 every day over the next 10 years -3M -2M -1M 0M 1M 2M 3M 4M Age 0–4 Age 5–9 Age 10–14 Age 15–19 Age 20–24 Age 25–29 Age 30–34 Age 35–39 Age 40–44 Age 45–49 Age 50–54 Age 55–59 Age 60–64 Age 65–69 U.S. 10-Year Net Population Change by Age Group (2025-2034) I N V H S W E E T S P O T Average age of new resident: 39 years Source: John Burns Research & Consulting, tabulations of U.S. Census Bureau Population Estimates and the Congressional Budget Office Projections, published September 2025

Net migration trends in our markets remain resilient 30Jobs, quality of life, and affordability remain powerful draws for our markets Source: John Burns Research & Consulting; data as of September 2025

The affordability gap creates a structural demand tailwind for SFR


Nationwide Cost of
Home Ownership vs. Home Rental
Delta
Home Ownership
Single Family Rent
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
Average Monthly Cost
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Current
2025P
Year

MAIN DRIVERS OF OWNERSHIP COST INCREASES:

Mortgage rates

Maintenance costs

Homeowners insurance

Property taxes

Source: John Burns Real Estate Consulting; data as of September 2025 invitation homes

Owning costs ~$900 more per month than leasing on average in our markets

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This creates a long runway of opportunity for growth Source: John Burns Research & Consulting, Single-Family Rental Analysis and Forecast, published September 2025 3.30% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% Ownership Own 1,000+ homes Own 100-999 homes Own 10-99 homes Own 1-9 homes 4 6 M I L L I O N R E N T A L H O U S E H O L D S Single- Family: 30% (14M units) Owned: 65% (88M units) Rented: 35% (46M units) 1 3 4 M I L L I O N H O U S E H O L D S Vacant: 9% (14M units) 1 4 8 M I L L I O N H O U S I N G U N I T S “Mom & Pop” Owners 76.8% 1 4 M I L L I O N S F R H O M E S “Mom & Pop” owners dominate SFR; professionals own just 3% Mobile Homes, Boats, Etc.: 4% (2M units) Households: 91% (134M units) Apartments: 66% (31M units) 32

The U.S. remains undersupplied by as many as 2 to 4 million homes Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets 0.0% 1.0% 2.0% 3.0% 4.0% 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 2024 Single-Family Multifamily '80-'25 Avg Source: U.S. Census Bureau and John Burns Research & Consulting; data as of June 2025 33Near-term supply pockets exist, but structural undersupply drives long-term demand

New BTR deliveries have peaked and are declining nationwide… 34 0 5,000 10,000 15,000 20,000 25,000 30,000 JBREC Estimated Build-to-Rent Delivery Schedule Single-Level Rowhomes Townhomes Horizontal Apartments (Cottages) Single-Family Detached Mixed TBD Today New BTR deliveries are expected to be down 73% off peak next year Sources and Notes: John Burns Research & Consulting and Yardi Matrix; data as of September 2025. The delivery schedule models future deliveries of currently under-construction and planned BTR communities using historical construction timelines and assumed start rates for planned communities. Capital market and macro forecasts could impact the delivery of planned projects. Build-to-rent data includes planned and under-construction communities with at least 25 units, less than 26 years old, and contiguous communities. The data does not quantify the impact of BTR communities flipping mid-stream to for-sale, or the impact of for-sale projects flipping to for-rent. The definition of BTR only includes communities that are exclusively for-rent and have more than 25 units. TBD projects have been entered into the database but require further investigation to determine the precise product mix.

… With steep declines in many key INVH markets 35 Sources and Notes: Same as prior slide Today Peak Phoenix, AZ Tampa, FL Dallas-Fort Worth, TX Orlando, FL Temporary imbalances aside, it’s encouraging to see some supply pressures easing